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                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K
                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported) May 17, 2004

                                  FANSTEEL INC.
             (Exact Name of Registrant as Specified in its Charter)

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
             Delaware                             1-8676                               36-1058780
             --------                             ------                               ----------

  (State or other jurisdiction of        (Commission File Number)         (I.R.S. Employer Identification No.)
          incorporation)

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                            Number One Tantalum Place
                          North Chicago, Illinois 60064
                    (Address of principal executive offices)

               Registrant's telephone number, including area code:
                                 (847) 689-4900

ITEM 12.          RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

Fansteel Inc. issued a press release on May 17, 2004 disclosing its financial results for the first quarter ending March 31, 2004.

EXHIBIT NO.          DESCRIPTION
-----------          -----------
99.1                 Press release issued by Fansteel Inc., dated May 17, 2004

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    FANSTEEL INC.

                                    By: /s/ GARY L. TESSITORE
                                    -------------------------
                                    Name:   Gary L. Tessitore
                                    Title:  Chairman, President and
                                            Chief Executive Officer

                                    By: /s/ R. MICHAEL McENTEE
                                    --------------------------
                                    Name:   R. Michael McEntee
                                    Title:  Vice President and
                                            Chief Financial Officer

Dated: May 17, 2004